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                                                                   Exhibit 10.29

                                    FORM OF

                          REGISTRATION RIGHTS AGREEMENT


        REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of ________________, 2005, by and among Smart Online, Inc., a Delaware corporation with its headquarters located at 2530 Meridian Parkway, Durham, North Carolina 27713 (the "Company"), and the undersigned (together with its affiliates and any assignees or transferees of all of its respective rights hereunder, the "Investors").

        WHEREAS:

        A. In connection with the Subscription Agreement by and among the parties hereto dated as of the date hereof (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors shares of the Company's common stock (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Subscription Agreement; and

        B. To induce the Investors to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

        1.      DEFINITIONS.

                (a) As used in this Agreement, the following terms shall have the following meanings:

                        (i) "Investors" means any person who acquires shares of Common Stock of the Company, or any security of the Company pursuant to which the holder has a right to receive shares of Common Stock of the Company upon exercise or conversion of such security, who agrees to become bound by the provisions of this Agreement or a counterpart of this Agreement, and permitted transfers and assignees of Investors in accordance with Section 9 hereof.

                        (ii) "Listing Date" the date on which the Common Stock of the Company becomes listed on the OTCBB.

                        (iii)   "OTCBB" the Over-the-Counter Bulletin Board.


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                        (iv)    "register," "registered," and "registration"
        refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                        (v) "Registrable Securities" means (x) all shares of Common Stock sold by the Company pursuant to the Subscription Agreement or pursuant to a warrant issued to Investor at the time of purchase of such shares of common stock; and (z) all shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to the foregoing.

                        (vi) "Registration Statement" means a registration statement of the Company under the 1933 Act.

                (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

        2.      REGISTRATION.

                (a) MANDATORY REGISTRATION. No later than April 30, 2005 (the "Target Filing Date"), the Company shall prepare and file with the SEC a Registration Statement on Form S-1, SB-1 or SB-2 as determined by the Company in its sole discretion (or, if such Forms are not then available, on such form of Registration Statement as is then available) to effect a registration of the Registrable Securities covering the resale of the Registrable Securities. The Company may also include in such Registration Statement in its sole discretion, shares for sale by the Company or the Company may file a separate Registration Statement covering shares to be sold by the Company before, at the same time or after the Company files a Registration Statement covering resale of Registrable Securities by Investors.

                (b) PAYMENTS BY THE COMPANY. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as reasonably practicable. If (i) the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed by the Target Filing Date, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(b) as liquidated damages by reason of any such delay in their ability to sell the Registrable Securities (which remedy shall be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of Registrable Securities an amount (the "Damage Amount") equal to the product obtained by multiplying (i) the purchase price (the "Purchase Price") paid for the Registrable Securities by the Investor, by (ii) the Applicable


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Percentage (as defined below) by (iii) the number of 30-day periods (prorated for partial periods) after the Target Filing Date that the Registration Statement covering the Registrable Securities of the Investor is actually filed; provided, however, that there shall be excluded from such period any delays which are attributable (i) to Investor, or any other Investor who holds Registrable Securities, with respect to information relating to the Investors, including, without limitation, the plan of distribution or beneficial ownership of securities, or (ii) to the failure of any Investor (or legal counsel to the Investor) to conduct their review of the Registration Statement pursuant to
Section 3(h) below in a reasonably prompt manner or (iii) any person or entity named in the Prospectus as an underwriter. The term "Applicable Percentage" means one half of one percent. (For example, if the Registration Statement is filed thirty days after the Target Filing Date, the Company would pay as the Damage Amount $500 for each $100,000 of the Purchase Price. In the sole discretion of the Company, the Company may issue to Investor in lieu of the cash payment described above, a number of shares of Common Stock of the Company equal to the quotient derived by dividing (i) the Damage Amount, by (ii) Purchase Price per share (as defined above).

                (c) ELIGIBILITY FOR FORM S-3; CONVERSION TO FORM S-3. If the Company meets the registration eligibility and transaction requirements for the use of Form S-3 (or any successor form) for registration of the offer and sale by the Investor and any other Investors of their Registrable Securities before the earlier of the dates stated in clauses (ii) and (iii) in the definition of the Registration Period (as defined in Section 3(a) below), the Company shall file a Registration Statement on Form S-3 (or such successor form) with respect to the Registrable Securities covered by the Registration Statement, filed pursuant to Section 2(a) (and include in such Registration Statement on Form S-3 the information required by Rule 429 under the 1933 Act) or convert the Registration Statement, filed pursuant to Section 2(a) to a Form S-3 pursuant to Rule 429 under the 1933 Act and cause such Registration Statement (or such amendment) to be declared effective as soon as practicable after filing. If the Company becomes eligible to use Form S-3 during the Registration Period, the Company agrees to use reasonable efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to remain eligible or become eligible, as the case may be, and thereafter to maintain its eligibility, for the use of Form S-3. After such Registration Statement on Form S-3 become effective, subject to Section 3 hereof, the Company shall maintain such Registration Statement in effect until the earlier of clauses (ii) and (iii) in the definition of Registration Period in Section 3(a) hereof.

        3.      OBLIGATIONS OF THE COMPANY.

        In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                (a) The Company shall prepare promptly, and use reasonable efforts to file with the SEC not later than the Target Filing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and use reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) 270 days after the effective date of the Registration Statement; (ii) the date on which all of the Registrable


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Securities have been sold by Investor and (iii) the date on which the
Registrable Securities of Investor (in the opinion of counsel to the Company) may be immediately sold to the public without registration or restriction (including without limitation as to volume by Investor) under the 1933 Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The right of other Investors to have the Registration Statement remain in effect shall not confer any rights on Investor.

                (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in the Registration Statement.

                (c) If requested, the Company shall furnish to one legal counsel for all Investors whose Registrable Securities are included in a Registration Statement (i) promptly (but in no event more than two (2) business days) after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) promptly (but in no event more than two (2) business days) after the Registration Statement is declared effective by the SEC, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor. The Company will immediately notify one legal counsel representing all Investors where Registrable Securities are included in a Registration Statement by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC (which comments shall promptly be made available to one legal counsel representing all Investors whose Registration Securities are included in a Registration Statement upon request), with a view towards causing the Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable, and (ii) promptly file an acceleration request as soon as reasonably practicable (but in no event more than two (2) business days) following the resolution or clearance of all SEC comments. If applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, the Company shall promptly file with the SEC a final prospectus as soon as reasonably practicable (but in no event more than two (2) business days) following receipt by the Company from the SEC of an order declaring the Registration Statement effective.


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                (d)     The Company shall use reasonable efforts to (i) register
and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority of the Registrable Securities being offered by the Registration Statement reasonably request or qualify for an exemption for resale afforded companies listed in a Standard & Poor's corporate handbook or similar publications, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company undue expense or burden, (v) make any change in its charter or bylaws, or (vi) spend more than $10,000 in filing fees and legal fees and expenses for such "blue sky" compliance.

                (e) If the Company has not selected an underwriter for the offering, and in the event Investors who hold a majority of the Registrable Securities being offered by the Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

                (f) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided that, for not more than sixty (60) consecutive trading days (or a total of not more than ninety (90) trading days in any twelve
(12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto.


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                (g)     The Company shall use its reasonable best efforts to
prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order within a reasonable time and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                (h) The Company shall permit a single firm of legal counsel designated by Investors who own a majority of the Registrable Securities offered under the Registration Statement to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC. The role of such legal counsel to the Investors shall be to confirm that the sections of such Registration Statement covering information with respect to the Investors, the Investor's beneficial ownership of securities of the Company and the Investors intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Investors, subject to review and approval by the Company and its legal counsel. Such legal counsel for the Investors shall not have the right to require changes to the description of the Company, its business or other matters not related to selling stockholders.

                (i) The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                (j) Until the Registration Statement ceases to be effective, the Company shall make available for inspection following reasonable prior written notice by (i) any underwriter participating in any disposition pursuant to a Registration Statement, (ii) one firm of attorneys or other agents retained by the Investors who own a majority of the Registrable Securities, and (iii) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to allow such inspection more than once per calendar year. Following such due diligence review, Investor may require the Company to withdraw the Registrable Securities of such Investor from the Registration Statement, if the Company does not make changes to the Registration Statement requested by such Investor.


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                (k)     The Company shall not be required to disclose any
confidential information in such Records to any Inspector or to any Investor pursuant to this Agreement until and unless such Inspector and Investor shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto. Each Investor agrees that it shall, upon learning that disclosure of such Records or other information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                (l) The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, to use reasonable efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

                (m) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                (n) At the request of the holders of a majority of the Registrable Securities offered pursuant to the Registration Statement, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

                (o) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

        4.      OBLIGATIONS OF THE INVESTORS.

        In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated


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filing date of the Registration Statement, the Company shall notify each
Investor of the information the Company requires from each such Investor.

                (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statements.

                (c) In the event the Company or Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                (e) No Investor may participate in any underwritten registration hereunder unless such Investor if requested by the Company (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding the foregoing, there is no obligation on the part of the Company or any underwriter to include Registrable Securities of Investor in the securities to be purchased or sold by the underwriter.

        5.      EXPENSES OF REGISTRATION.

        All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements


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of one counsel selected by the Investors holding a majority of the Registrable
Securities shall be borne by the Company, provided the Company shall not be required to pay legal fees and disbursements of such legal counsel in excess of $15,000.

        6.      INDEMNIFICATION.

        In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933 Act) for the Investors, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement of a material fact in a Registration Statement or the omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person, or any of their legal counsel, expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and
(iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.


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                (b)     In connection with any Registration Statement in which
an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor, or its legal counsel, expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the

Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority-in-interest of the Investors), if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

        7.      CONTRIBUTION.

        To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        8.      REPORTS UNDER THE 1934 ACT.

        With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its best efforts to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

        9.      ASSIGNMENT OF REGISTRATION RIGHTS.

        The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement, and
(vi) such transferee shall not be a "U.S. Person" as that term defined in Regulation S promulgated under the 1933 Act.

        10.     AMENDMENT OF REGISTRATION RIGHTS.

        Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold a majority of the Registrable Securities, except that any person or entity who acquires Registrable Securities may become a part to this Agreement by the Company and such person or entity signing a counterpart of this Agreement. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. In the event the Company becomes a subsidiary of any company whose Common Stock is publicly traded ("Holding Company"), and the Investor receives shares of Common Stock of such Holding Company, all obligations of the Company under this Agreement shall terminate upon such Holding Company assuming this Agreement, which may be done without the consent or approval of Investor.

        11.     MISCELLANEOUS.

                (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                (b) Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                If to the Company:

                        Michael Nouri
                        Smart Online, Inc.
                        Post Office Box 12794
                        Research Triangle Park, NC 27709-2794
                        Telephone:  (919) 765-5000
                        E-mail: dnouri@us.smartonline.com

                With copies to:

                        Daniels Daniels & Verdonik, P.A.
                        Post Office Drawer 12218
                        Research Triangle Park, NC 27709-2218
                        Telephone:  (919) 544-5444
                        Facsimile:  (919) 544-5920
                        Email:  jverdonik@d2vlaw.com

                If to an Investor:

                        to the address set forth immediately below such Investor's name on the signature pages to the Subscription Agreement, or on the address set forth immediately below such Investor's name on the agreement entered into pursuant to Section 9 of this Agreement.

                (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                (d) THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                (e) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This

Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                (g) Subject to the requirements of Section 9 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

                (h) The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                (j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                (k) Except as otherwise provided herein, all consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities, determined as if the all options, warrants and convertible securities then outstanding have been issued and/or converted into Registrable Securities.

                (l) The Company and each Investor acknowledges that a breach by it of its obligations hereunder will cause irreparable harm by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the parties acknowledge that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach of any of the provisions under this Agreement, that the other parties shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

                (m) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                (n) No Investor may bring any legal or other action or proceeding for breach of this Agreement or arising out of any matter related to this Agreement, unless the Investors who own a majority of the Registrable Securities consent to the bringing of such action. Any claim may be settled by the Company and the Investors who own a majority of the Registrable Securities.


                     [The Remainder of this Page is Blank.]

        IN WITNESS WHEREOF, the Company and the undersigned Investors have caused this Agreement to be duly executed as of the date on the first page of this Agreement.


SMART ONLINE, INC.

By: _____________________________
Name: ___________________________
Title: __________________________



INVESTOR:
_________________________________


By: _____________________________
Name: ___________________________
Title: __________________________
Address: ________________________
_________________________________
Telephone: ______________________
Facsimile: ______________________
Email: __________________________
Initial Number of Registrable Securities: __________________